Exhibit 99.2

REGIONAL TM
MANAGEMENT
Investor Presentation
June 2017

REGIONAL TM
MANAGEMENT
Safe Harbor Statement
This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Regional Management Corp.’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of Regional Management. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with Regional Management’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including repayment risks and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; changes in interest rates; the risk that Regional Management’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the timing and amount of revenues that may be recognized by Regional Management; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in Regional Management’s markets and general changes in the economy (particularly in the markets served by Regional Management); changes in the competitive environment in which Regional Management operates or in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in Regional Management’s filings with the Securities and Exchange Commission. We cannot guarantee future events, results, actions, levels of activity, performance, or achievements.
Except to the extent required by law, neither Regional Management nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.
The information and opinions contained in this document are provided as at the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority.

REGIONAL TM
MANAGEMENT
Investment Highlights
Attractive Long-Term Market Opportunity
Numerous Avenues for Potential Growth
REGIONAL TM
MANAGEMENT
Deep Management Experience
Multi-Channel Origination Platform
Diverse Product Offering
(with graduation from small to large loans)

REGIONAL TM
MANAGEMENT
Company Overview
30-year old consumer finance company focused on installment lending based primarily in the Southeast and South Central U.S.
Branch-based with 344 storefronts in 9 states as of March 31, 2017
Products include small and large personal loans, auto loans, and retail loans
- Large loans have been key focus since late 2014
Channels include direct mail, branches, website, lead sources, auto dealers, and retail dealers

REGIONAL TM
MANAGEMENT
Significant Market Opportunity
Regional’s 350,000 customer accounts represent 0.3% of the approximately 115 million Americans that generally align with the Company’s customer base.
Regional believes that most of this population is underserved and provides an attractive market opportunity.
$3.1 Trillion US Consumer Finance Market
Personal Installment Loans Account for ~$70 billion
Student Loans - Private 20%
Student Loans - Gov’t. 14%
Personal Installment Loans 2%
Other 10%
Auto Loans 29%
Credit Cards 25%
32% of US Population with FICO Score Between 550 & 700 (1)
800-850 20%
750-799 19%
700-749 17%
300-499 5%
500-549 7%
550-599 9%
600-649 10%
650-699 13%
1 FICOTM Banking Analytics Blog C Fair Isaac Corporation (as of April 2016)

REGIONAL TM
MANAGEMENT
Significant Market Opportunity
Competition
Numerous smaller competitors
Consolidation in consumer finance industry
Online lending
Regional branch footprint in only nine states represents strong expansion opportunities
Well-positioned and compliant within evolving regulatory landscape
Customers
Considerable underserved addressable market
Continued credit need
Products
Easy to understand
Amortizing
Based on credit underwriting and ability to repay
Continued growth in large loans
Delivery
Community-based branch network and face-to-face contact
Piloting digital capabilities to provide optionality for consumers
- Acquisitions
- Online portal
- Text messaging

REGIONAL TM
MANAGEMENT
Branch Network - Growing Organically
Branch Overview
Approximately 350,000 individual borrower accounts through network of 344 branches as of March 31, 2017
Branch personnel establish and develop customer relationships throughout life of loan
- Today, most loan proceeds distributed as checks
- Most loans serviced and collected through branches
- Migrating late stage delinquency / collections to centralized group
Multiple channels and multiple products provide attractive market opportunities while diversifying risk
Many branches have significant capacity to increase size of portfolios
Opportunity for over 200 additional branches within existing state footprint
In 9 states with opportunity to expand to 46 over time
Geographic Footprint
19 28 98 21 49 8 72 13 36
Date of Entry:
SC: 1987 TX: 2001 NC: 2004 TN: 2007 AL: 2009 OK: 2011 NM: 2012 GA: 2013 VA: 2015
Current States of Operation
Attractive States for Expansion
Note: As of 3/31/17
Branch Count
Branches
350 300 250 200 150 100 50 0
112 117 134 170 221 264 300 331 339 344
2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q 17
Note: Branch count as of December 31 of each year, except for 2017
Expected Growth as Branches Mature
($ in 000’s)
Receivables per Branch
$2,500 $2,000 $1,500 $1,000 $500 $0
$956 $1,523 $1,926 $2,367
Branch Maturity Branches
<1 year 15 1-3 years 94 3-5 years 67 >5 years 168
Note: Data as of 3/31/17

REGIONAL TM
MANAGEMENT
Multi-Product Offering Fits Customer Needs
Product suite provides multiple solutions for customers as their credit needs change
Diversification provides competitive advantage versus monoline lenders
Small Large Automobile Retail
Customer Need
Short-term cash needs Vacation expenses New and used car purchases Home furnishings
Bill payment Loan consolidation Appliances
Back-to-school expenses Auto repair Medical expenses Televisions and electronics
Size (a) Range: $500 to $2,500 Average: $1,620 Range: $2,501 to $20,000 Average: $4,987 Range: Up to $27,500 Average: $14,563 Range: Up to $7,500 Average: $1,895
Term (b) Up to 36 months 18 to 60 months 36 to 72 months 6 to 48 months
Security Non-essential household goods Title to a vehicle or non-essential household goods Title to a vehicle Purchased goods (e.g. furniture)
Net Receivables (c) $335.6 million $242.4 million $85.9 million $31.2 million
# of Loans (b) ~255,000 ~59,000 ~10,000 ~21,000
Average APR (d) 49% 30% 19% 22%
(a) Represents the average origination loan size (new and renewal) for quarter ended March 31, 2017
(b) Fixed installment loans with equal monthly payments
(c) Represents the portfolio balances at March 31, 2017
(d) Fixed interest rates; represents average portfolio APR for the quarter ended March 31, 2017

REGIONAL TM
MANAGEMENT
High Customer Satisfaction
Regional’s “Net Promoter Score” (NPS) of 66%, which measures customer loyalty, compares favorably to other companies in the financial services industry and in other industries.
Top-three box (8, 9, or 10 out of 10) customer satisfaction of 88%
Over 75% of customers say they will apply to Regional Finance first the next time they need a loan
~90% favorable ratings for key attributes:
- Loan process was quick, easy, affordable, understandable
- People are professional, responsive, respectful, knowledgeable, helpful, friendly
Customers pleased with products/services; anticipate that enhancements such as texting, online account self-service, electronic payments, and digital lending should increase customer satisfaction

Multi-Channel Origination Platform Provides Broad Reach

REGIONAL MANAGEMENT

- Branches are foundation of Regional's multi-channel strategy
  - Primary point of customer contact
- Mail campaigns attract ~100,000 new customers per year to Regional
- Dealerships and retailers serve as "virtual" branches
- Website connects customers to branches for servicing
- Online lending pilot launched in January 2016

Branch Originated

YTD Origination Volume as of March 31, 2017

$72.3MM



Small Branch Originated Loans (344 branches as of March 31, 2017)

$57.1MM



Large Branch Originated Loans (344 branches as of March 31, 2017)

$7.0MM



Independent Dealerships (Relationships with over 375 dealerships)

Non-Branch Originated

Retailers

$1.8MM



Franchise Dealerships (Relationships with approx. 125 dealerships)

$6.3MM



Furniture and Appliance Retailers (Relationships with approx. 900 retailers)

Mail

$43.3MM



Convenience **Check Loans**
Over 5.1 million convenience checks mailed in 2016

Web

NEW



Internet Lending
Launched application to fulfillment product in 1Q 2016

Regional Branch Network Supports All Origination Channels

Personal Relationships with Customers

10

Historical Financial Performance
REGIONAL TM
MANAGEMENT
Receivables and revenue have grown in parallel and over time should create opportunity for improved net income margins
Net Income
($ in millions)
$30 $25 $20 $15 $10 $5 $0
$3.1 $6.5 $9.9 $16.4 $21.2 $25.4 $28.8 $14.8 $23.4 $24.0
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Total Receivables and Net Credit Losses
($ in millions)
$800 $700 $600 $500 $400 $300 $200 $100 $0
Total Receivables
NCL
$718
$628
$546
$545
$438
$307
$247
$215
$192
$168
7.8%
8.4%
8.6%
7.9%
6.3%
6.5%
6.5%
11.1%
8.8%
9.0%
20.0% 16.0% 12.0% 8.0% 4.0% 0.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Total Revenue
($ in millions)
$250 $200 $150 $100 $50 $0
$241
$217
$205
$171
$136
$105
$87
$73
$67
$57
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Recent Quarterly Historical Performance
REGIONAL TM
MANAGEMENT
Net Income
($ in millions)
$10 $8 $6 $4 $2 $0
$5.6
$4.4
$1.4
$3.4
$4.1
$5.4
$6.5
$7.4 (1)
$5.2
$5.9
$6.5
$6.5
$7.6 (2)
1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17
Net Credit Losses & 30+ Delinquency Rates
Net Charge-Off (% of ANR)
14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0%
NCL%
Delinq.
10.3%
13.9%
10.0%
9.4%
8.5%
7.6%
9.7%
8.6%
8.0%
9.8%
10.9%
20.0% 16.0% 12.0% 8.0% 4.0% 0.0%
7.4%
7.5%
6.3%
6.4%
7.3%
7.2%
6.2%
6.8%
7.1%
7.4%
6.5%
3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
14 14 15 15 15 15 16 16 16 16 17
Delinquency (% of ENR)
Total Revenue
($ in millions)
$75 $60 $45 $30 $15 $0
$50
$47
$54
$54
$53
$53
$55
$57
$57
$57
$62
$64
$66
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
14 14 14 14 15 15 15 15 16 16 16 16 17
1 4Q 15 includes $1.2 million benefit from bulk charge-off debt sale
2 1Q 17 includes $1.5 million tax benefit related to share-based compensation

REGIONAL TM
MANAGEMENT
Strategic Initiative – Implementation of NLS
Implementing NLS loan origination and servicing platform
Resumed state conversions in 2Q 2017
Network-wide conversion expected by end of year
System features and improvements
Significant movement toward paperless environment
Document management system in place to support paperless environment
Electronic applications start the flow of data
Automated pull of credit bureau reports
Automated underwriting decision engine and product advisor
New data elements add significantly to MIS capabilities
Custom scorecards, E-signature, and tablets are part of future enhancements
Positions Company to handle long-term portfolio growth
Provides valuable information to further improve marketing and credit functions
Significant workflow efficiency opportunities to be realized

REGIONAL TM
MANAGEMENT
Strategic Initiative – Digital Channel
Enhancing digital channel as part of multi-channel platform
- Texting capabilities assist with payment reminders and late payment notices, and will be used for future marketing messages
- Customer portal to handle their information needs and support customer-initiated electronic payments
Digital leads
- Improvements to RegionalFinance.com website
- LendingTree relationship
Launched online module; currently testing in New Mexico and South Carolina
- Module extends from application to funding in one, 20-minute online session with e-signature and ACH capabilities
- Software enhancements planned in 2017 to improve current offering
- Current and potential new products will continue to be tested throughout 2017
- Expect first significant originations in 2018
- Drive to web / digital should attract new customer segments for acquisitions and servicing, and expected to reduce delinquencies in 2018

REGIONAL TM
MANAGEMENT
Funding Update
Amended and Upsized the Senior Revolver
- Increased the committed line to $638 million from its previous amount of $585 million
- The upper limit of the accordion feature has also been increased to $700 million from its previous amount of $650 million
- Other borrowing terms under the facility, including the cost of funds, remain largely unchanged
- The amended and restated senior revolving credit facility allows for both the new warehouse facility and for subsequent securitizations using warehouse collateral
- The maturity date has been extended to June 2020
Entered into a $125 Million Revolving Warehouse Facility
- Expandable to $150 million and will be funded by large loan receivables
- Initial term of 18 months, to be followed by a 12-month amortization period
- Credit Suisse is acting as the structuring and syndication agent and Wells Fargo is acting as the administrative agent

REGIONAL TM
MANAGEMENT
Investment Highlights
Attractive Long-Term Market Opportunity
Numerous Avenues for Potential Growth
REGIONAL TM
MANAGEMENT
Deep Management Experience
Multi-Channel Origination Platform
Diverse Product Offering
(with graduation from small to large loans)

REGIONAL TM
MANAGEMENT
REGIONAL TM
MANAGEMENT
RM
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